MUNDER MICHIGAN TAX-FREE BOND FUND

Class A, B, C, K & Y Shares

Supplement Dated February 14, 2006

to Prospectus Dated October 31, 2005

LIQUIDATION OF THE MICHIGAN TAX-FREE BOND FUND

Investors are advised that the Munder Michigan Tax-Free Bond Fund (“Fund”) will be liquidated on March 17, 2006, or earlier if the Fund’s assets decline 55% or more from their levels as of the date of this Supplement (approximately $11.7 million). The Board of Trustees has approved a plan of liquidation for the Fund and determined the liquidation to be in the best interests of the shareholders.

The plan of liquidation provides that the Fund will automatically redeem all of its outstanding shares on March 17, 2006. However, if the Fund’s assets decline 55% or more from their levels as of the date of this Supplement, the Fund will liquidate as soon as practicable thereafter so that remaining shareholders are not disadvantaged. The proceeds of the redemption will be the net asset value of such shares after all charges, taxes, expenses and liabilities of the Fund are paid or provided for. The distribution to the Fund’s shareholders of the Fund’s liquidation proceeds will be made to all shareholders of record on the date of the liquidation.

Liquidation proceeds will be paid entirely in cash. As a result, as the date of the liquidation approaches, the Fund’s assets will be sold in an orderly fashion and reinvested in repurchase agreements, which will generate taxable income.

Effective immediately, the Fund is closed to new investors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MUNDER POWER PLUS FUND

Class A, B, C, K & Y Shares

Supplement Dated February 14, 2006

to Prospectus Dated October 31, 2005

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Investors are advised of the following actions taken by the Fund’s Board of Trustees at its Regular Board Meeting held on February 14, 2006:

Name Change

Effective April 16, 2006, the Fund’s name will be changed to the Munder Energy Fund. All references in the Prospectus to the name “Munder Power Plus Fund” will be replaced with “Munder Energy Fund.”

In addition, the following changes are being made in order to comply with certain requirements governing mutual fund names and related investment strategies. They are not intended to reflect a change in the way in which the Fund is being managed. The Fund will continue its commitment to invest in both traditional energy and energy technology companies.

Effective April 16, 2006, investors are advised that the first five paragraphs on page 1 of the Prospectus under the heading “Principal Investment Strategies” are hereby deleted and replaced with the following:

The Fund pursues its goal by investing primarily in domestic and, to a lesser extent, foreign energy-related companies. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities (i.e., common stocks, preferred stocks, convertible securities, rights and warrants) of energy-related companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this Prospectus, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

Energy-related companies are companies engaged in business within the energy sector and companies in other sectors with at least 50% of sales or earnings derived from or at least 50% of assets dedicated to energy-related activities.

The Fund’s focus is on non-regulated energy-related companies whose businesses involve:

•	Conventional sources of energy such as oil, natural gas and coal;
•	Renewable sources of energy such as geothermal, biomass, solar and wind power;
•	Power generation from independent power producers and others; or
•	Power technology, which encompasses all aspects of generating, monitoring, conditioning (i.e., improving power quality) and delivering power such as fuel cells, microturbines, flywheel storage devices, superconductors and uninterruptible power supply products.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

THE MUNDER FUNDS

Supplement Dated February 14, 2006, to the

Statement of Additional Information (“SAI”) dated October 31, 2005

Investors are advised of the following actions taken by the Funds’ Board of Trustees at its Regular Board Meeting held on February 14, 2006:

1.	Effective April 16, 2006, the Board of Trustees has approved the following name change:

Old Name	New Name
Munder Power Plus Fund	Munder Energy Fund

All references to the old name are deleted and replaced with the new name as of the effective date.

2.	The Board has approved the liquidation of the Michigan Tax-Free Bond Fund, effective March 17, 2006, or earlier if the Fund’s assets decline 55% from their levels as of the date of this Supplement (approximately $11.7 million).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.